Debt - Schedule of Contractual Payments of Long-Term Debt (Detail) - Summit Materials, LLC [Member] - USD ($) $ in Thousands	Jul. 02, 2016	Jan. 02, 2016	Dec. 27, 2014
Long Term Debt Maturities Repayments Of Principal [Line Items]
2016		$ 6,500
2017	$ 6,500	6,500
2018	4,875	4,875
2019	6,500	6,500
2020	8,125	8,125
Thereafter		1,264,250
Total	1,543,500	1,296,750
Less: Original issue net discount	(4,538)	(4,892)
Less: Capitalized loan costs	(15,729)	(11,706)
Total debt	$ 1,538,962	$ 1,291,858	$ 1,064,917